SECURITIES AND EXCHANGE COMMISSION
               WASHINGTON, D.C. 20549

              ------------------------

              SCHEDULE 14A INFORMATION
     PROXY STATEMENT PURSUANT TO SECTION 14(a)
       OF THE SECURITIES EXCHANGE ACT OF 1934

   Filed by the Registrant[X]
 Filed by party other than the Registrant[  ]

Check the appropriate box:

  [ ]Preliminary Proxy Statement
  [ ]Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 [X ]Definitive Proxy Statement
  [ ]Definitive Additional Materials
  [ ]Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
               ------------------------

           NATIONAL AFFILIATED CORPORATION
  (Name of Registrant as Specified In Its Charter)
           NATIONAL AFFILIATED CORPORATION
     (Name of Person(s) Filing Proxy Statement)
              ------------------------

Payment of Filing Fee (Check the appropriate box):

 [X ]No fee required.
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      1   Title of each class of securities to which transaction applies:
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      2   Aggregate number of securities to which transaction applies:
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      3   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------
      4   Proposed maximum aggregate value of transaction:
         -----------------------------------
      5   Total fee paid:

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  [ ]Fee paid previously with preliminary materials.
  [ ]Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1    Amount Previously Paid:

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         -----------------------------------


           NATIONAL AFFILIATED CORPORATION

      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    May 29, 1998

     A Special Meeting of the Shareholders of National Affiliated Corporation, a Louisiana corporation (the "Company"), will be held beginning at 10:00 a.m. on Friday, May 29, 1998, at the Louisiana Convention Centre, 2225 North MacArthur Drive, Alexandria, Louisiana 71301 for the following purposes:

     1. To consider and act upon a proposal to increase the number of authorized shares of common stock of the Company from 14,000,000 to 100,000,000; and
     2. To transact such other business as may properly come before the meeting.

     The record date for determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof is the close of business on May 1, 1998.

     Whether or not you expect to attend the Special Meeting in person, please complete, sign, date and promptly return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.


     By Order of the Board of Directors
     /s/ T. Brent Chapel
     T. Brent Chapel
     Vice Chairman of the Board


May 1, 1998
Bethesda, Maryland



           NATIONAL AFFILIATED CORPORATION
            7228 ENGLAND DRIVE, SUITE 24
                ALEXANDRIA, LA  71303

                   PROXY STATEMENT
         FOR SPECIAL MEETING OF SHAREHOLDERS

                    May 29, 1998


                    INTRODUCTION

     The Special Meeting of Shareholders of National Affiliated Corporation (the "Company") will be held on Friday, May 29, 1998, at 10:00 a.m., Central Standard Time, at the Louisiana Convention Centre, 2225 North MacArthur Drive, Alexandria, Louisiana 71301, or at any adjournments thereof (the "Special Meeting"), for the purposes set forth in the Notice of Meeting.

     A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD AS SOON AS
POSSIBLE IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. In addition, Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of Common Stock.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the Special Meeting either by giving written notice of such revocation to T. Brent Chapel, the Chief Financial Officer of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Special Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders. Proxies that are signed by shareholders but lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE
FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE
OF MEETING.

     The Company expects that this proxy material will be mailed first to shareholders on or about May 1, 1998.


                  VOTING OF SHARES

     Only holders of the Company's common stock, no par value ("Common
Stock") of record at the close of business on May 1, 1998 will be entitled to vote at the Special Meeting. On March 31, 1998, the Company had 14,000,000 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Special Meeting. The holders of a majority of the shares entitled to vote and represented in person or by proxy at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The approval of each of the proposals described in this Proxy Statement requires the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Special Meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.


        PRINCIPAL SHAREHOLDERS AND BENEFICIAL
               OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 31, 1998, unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) by each Director of the Company, (c) by each "named executive officer" as defined in Item 402(a)(2) of Regulation S-B of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for the fiscal year ended December 31, 1997, and (d) by all executive officers and Directors of the Company as a group.

              SHARES OF COMMON STOCK BENEFICIALLY OWNED
                     ----------------------------
                                                            PERCENT OF
   NAME                              AMOUNT                 CLASS
    -----------------------------    ------------           ---------------

     Edward J. Biranne, Jr.                30,000                 0.21%
     T. Brent Chapel                    5,494,517    1/          39.25%
     Robert W. Chapel                      20,000    2/           0.14%
     Susan A. Davis                        20,000    3/           0.14%
     Mary K. Descant                       16,500                 0.12%
     Michael J. Dugan                      20,000                 0.14%
     Lee M Gammill, Jr.                    20,000                 0.14%
     Robert F. Meredith, III               16,474                 0.12%
     Sidney C. "Rusty" Shaw                20,000                 0.14%
     Benjamin P. Wall                      67,657                 0.48%
     G. Vaughn Walton                      19,476                 0.14%
     Bobby Williams                        14,325                 0.10%
     The Southern Group                 5,457,928    4/          39.00%

     Executive Officers and
       Directors as a group             5,758,949                41.00%
       (12 persons)

1/ Family members hold 20,489 shares. Also reflects shares owned by The Southern Group as to which Mr. Brent Chapel has voting and investment power.
2/   Brother of Mr. Brent Chapel.
3/   Sister-in-law of Mr. Brent Chapel.
4/ The Southern Group relinquished all of its rights to purchase 4,899,117 common shares.



           PROPOSAL TO AMEND THE COMPANY'S
   AMENDED AND RESTATED ARTICLES OF INCORPORATION
   TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

INTRODUCTION

     Currently, the Company's Articles of Incorporation (the "Articles") authorize the issuance of 14,000,000 shares of Common Stock. As of March 31, 1998, 14,000,000 shares of Common Stock were issued and outstanding. The Company has issued several series of redeemable, convertible debentures, defined hereunder as "Debentures", that give the holders the right to convert the debentures into Common Stock at a conversion rate specified in the debentures. Currently, the Company has 2,847,014 shares of Common Stock held in escrow pursuant to the terms of the Debentures. The aggregate face amount of the debentures is $9,049,017.

     Accordingly, on May 1, 1998, if all outstanding debentures were converted at $.60 per share and if the Company issued all of the shares of Common Stock upon such conversion, the Company would exceed its total number of authorized shares by 9,777,762 shares.

AMENDMENT

     On April 14, 1998, the Board approved an increase in the authorized number of shares of Common Stock from 14,000,000 to 100,000,000 shares, subject to shareholder approval. If this amendment is approved by the Company's shareholders, 86,000,000 additional shares of Common Stock will be authorized and available for issuance or sale by the Company immediately after the Special Meeting (excluding shares reserved for issuance for some special purpose such as a stock option plan).

PURPOSES OF PROPOSED AMENDMENT

     During the second half of 1997, the Company issued several series of Debentures to offshore investors pursuant to Regulation S as promulgated under the Securities Act of 1933, as amended, in an effort to raise capital for acquisitions of the Company. As part of the agreement of the Debentures, the Company represented to the Debenture holders that the Company would have available from its authorized but unissued Common Stock enough shares necessary to allow for such conversions. At present time, the Company does not have the necessary number of authorized shares to comply with the conversion terms of the Debentures. If all shares were to be converted using a $.60 per share conversion price on May 1, 1998, the Company would need to issue 9,777,762 shares. Therefore, the Company must have, available for issuance, a minimum of 9,777,762 shares of its Common Stock.

     A summary of the Debentures follows:

     The offered convertible debentures, except for those debentures in (2) and
(3) below, are guaranteed by The Southern Group, which holds 39% of the Company's outstanding shares. The following information is provided with respect to such convertible debentures:

Debenture       Face         Offering         Broker's          Net
 Number        Amount          Price            Fee          Proceeds

  (1)       $1,788,000      $1,490,000        $178,800      $1,311,200
  (2)         $360,000        $300,000         $36,000        $264,000
  (3)       $1,199,904      $1,000,000        $120,000        $880,000
  (4)         $240,000        $200,000         $24,000        $176,000
  (5)       $1,380,000      $1,150,000        $138,000      $1,012,000
  (6)       $1,111,112      $1,000,000        $186,660        $813,340
  (7)       $2,970,001      $2,673,000        $320,760      $2,352,240
  Total     $9,049,017      $7,813,000      $1,004,220      $6,807,780


      (1)On September 15, 1997, September 18, 1997, and September 22,
1997, the Company sold convertible debentures entitled 12% Series A
Subordinated Convertible Redeemable Debenture due August 31, 1998, in the face amount of $1,788,000 ("Debenture," see Exhibits). The total offering price was $1,490,000, a 16.67% discount from the face amount of the Debentures. The broker, Vengua Capital Markets ("Vengua"), a placement agent in Lemington Spa, Great Britain, was paid a broker's fee of 12% or $178,800. The Company received cash in an amount equal to the offering price net of the broker's fee or $1,311,200.

     The holder of the Debenture, commencing 45 days after the closing of the offering, has the option to convert all or any amount over $10,000 of the face amount of the Debenture to Common Stock, at a conversion price equal to the lower of (i) 75% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the date of receipt by the Company of a notice of conversion or (ii) 80% of the closing bid price of the Common Stock for the business day immediately preceding the closing date as reported by the National Association of Securities Dealers Electronic Bulletin Board ("Conversion Shares"). If the number of resultant Conversion Shares would as a matter of law or pursuant to a regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall take the necessary steps to obtain such approval. If such approval is not obtained within 45 days, the Company shall be required to redeem the Debentures. Debenture holders have temporarily waived this condition pending authorization at the Special Meeting to increase the number of authorized shares of Common Stock. If it fails to deliver the Conversion Shares to holder within ten days of the conversion, the Company has agreed to pay liquidated damages to the holder in the amount of $500 per day late, starting after the initial ten days, for up to ten additional days late and $5,000 plus an additional $1,000 for every day late after the additional ten days late. The Company can redeem the Debenture within 45 days of issuance by paying 100% of the face amount or after 90 days from issuance by paying 120% of face amount.

      (2)On September 19, 1997, the Company sold one convertible debenture entitled 12% Convertible Debenture due September 18, 1998, in the face amount of $360,000 ("Debenture," see Exhibits). The total offering price was $300,000, a 16.67% discount from the face value of the Debenture. The broker, Vengua, a placement agent in Lemington Spa, Great Britain, was paid a broker's fee of 12% or $36,000. The Company received cash in an amount equal to the offering price net of the broker's fee or $264,000.

     The holder of the Debenture, commencing on or after October 29, 1997, has the option to convert all or any amount, in increments of $50,000, of the face amount of the Debenture to Common Stock at a conversion price equal to
(i) 80% of the five days average lower bid price prior to the date of execution of the Debenture or (ii) the lower of (x) 75% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the date of receipt by the Company of a notice of conversion or (x) 75% of the lower bid price of the Common Stock for the day immediately prior to conversion as reported by the National Association of Securities Dealers Electronic Bulletin Board. If it fails to deliver the Common Stock within five days of the conversion, the Company will pay to the holder a monthly penalty of an additional three percent discount to the stated value of Common Stock upon conversion. The Company can redeem the Debenture at any time within 90 days of the issuance by paying 120% of face value.

      (3)On September 23, 1997, the Company sold convertible debentures entitled 12% Senior Convertible Redeemable Debenture due September 25, 1998, in the face amount of $1,199,904 ("Debenture," see Exhibits). The total offering price was $1,000,000, a 16.66% discount from the face value of the Debenture. The broker, Vengua, a placement agent in Lemington Spa, Great Britain, was paid a broker's fee of 12% or $120,000. The Company received cash in an amount equal to the offering price net of the broker's fee or $880,000.

     The holder of the Debenture, at any time commencing 45 days after the issue date of the Debenture, has the option to convert all or any amount, in increments of $50,000, of the face amount of the Debenture to Common Stock at a conversion price equal to (i) $.80 or (ii) 75% of the closing bid price of the Common Stock on the last day that the Common Stock trades immediately preceding the date of receipt by the Company of a notice of conversion by the holder as such closing price is quoted by the National Association of Securities Dealers Electronic Bulletin Board. If the number of resultant Conversion Shares would as a matter of law or pursuant to a regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall take the necessary steps to obtain such approval. Debenture holders have temporarily waived this condition pending authorization at the Special Meeting to increase the number of authorized shares of Common Stock. If such approval is not obtained within 30 days, the Company shall be required to redeem the Debenture. If the Conversion Shares are not delivered to the holder within three days of the conversion, the Company will pay a cash penalty equal to .5% of the face amount of the Debenture.

      (4)On October 23, 1997, the Company sold convertible debentures entitled 12% Series D Subordinated Convertible Redeemable Debenture due
October 31, 1998, in the face amount of $240,000 ("Debenture" see Exhibits).
The total offering price was $200,000, a 16.67% discount from the face value of the Debenture. The broker, Vengua Capital Markets ("Vengua"), a placement agent in Lemington Spa, Great Britain, was paid a broker's fee of 12% or $24,000.
The Company received cash in an amount equal to the offering price net of the broker's fee or $176,000.

     The holder of the Debenture, commencing 45 days after the closing of the offering, has the option to convert all or any amount over $10,000 of the face amount to the Debenture to Common Stock at a conversion price equal to the lower of (i) $2.41, (ii) 80% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the date of receipt by the Company of a notice of conversion as reported by the National Association of Securities Dealers Electronic Bulletin Board. If the number of resultant Conversion Shares would as a matter of law or pursuant to a regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall take the necessary steps to obtain such approval. If such approval is not obtained within 45 days, the Company shall be required to redeem the Debenture. Debenture holders have temporarily waived this condition pending authorization at the Special Meeting to increase the number of authorized shares of Common Stock. If it fails to deliver the Conversion Shares to holder within ten days of the conversion, the Company has agreed to pay liquidated damages to the holder in the amount of $500 per day late, starting after the initial ten days, for up to ten additional days late and $5,000 plus an additional $1,000 for every day late after the additional ten days late. The Company can redeem the Debenture at any time within 45 days of issuance or after 90 from issuance by paying 120% of face value.

      (5)On October 27, 1997, the Company sold convertible debentures entitled 12% Series D Subordinated Convertible Redeemable Debenture due
October 31, 1998, in the face amount of $1,380,000 ("Debenture" see Exhibits). The total offering price was $1,150,000, a 16.67% discount from the face value of the Debenture. The broker, Vengua, a placement agent in Lemington Spa, Great Britain, was paid a broker's fee of 12% or $138,000. The Company received cash in an amount equal to the offering price net of the broker's fee or $1,012,000.

     The holder of the Debenture, commencing 45 days after the closing of the offering, has the option to convert all or any amount over $10,000 of the face amount to the Debenture to common stock ("Common Stock") at a conversion price equal to the lower of (i) $.80, (ii) 75% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the date of receipt by the Company of a notice of conversion, or (iii) 75% of the closing bid price of the Common Stock for the business day immediately preceding the closing date as reported by the National Association of Securities Dealers Electronic Bulletin Board. If the number of resultant Conversion Shares would as a matter of law or pursuant to a regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall take the necessary steps to obtain such approval. If such approval is not obtained within 45 days, the Company shall be required to redeem the Debenture. Debenture holders have temporarily waived this condition pending authorization at the Special Meeting to increase the number of authorized shares of Common Stock. If it fails to deliver the Conversion Shares to holder within ten days of the conversion, the Company has agreed to pay liquidated damages to the holder in the amount of $500 per day late, starting after the initial ten days, for up to ten additional days late and $5,000 plus an additional $1,000 for every day late after the additional ten days late. The Company can redeem the Debenture at any time within 45 days of issuance or after 90 from issuance by paying 120% of face value.

      (6)On November 14, 1997, the Company sold one convertible debenture entitled 12% Series X Subordinated Convertible Redeemable Debenture due November 30, 1998, in the face amount of $1,111,112 ("Debenture" see Exhibits). The total offering price was $1,000,000, a 16.67% discount from the face value of the Debenture. The broker, Vengua, a placement agent in Lemington Spa, Great Britain, was paid a broker's fee of 12% or $186,660. The Company received cash in an amount equal to the offering price net of the broker's fee or $813,340.

     The holder of the Debenture, commencing 45 days after the closing of the offering, has the option to convert all or any amount over $10,000 of the face amount to the Debenture to common stock ("Common Stock") at a conversion price equal to the lower of (i) 80% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the date of receipt by the Company of a notice of conversion or (ii) the average of the closing bid price of the Common Stock for the business day immediately preceding the closing date as reported by the National Association of Securities Dealers Electronic Bulletin Board. If the number of resultant Conversion Shares would as a matter of law or pursuant to a regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall take the necessary steps to obtain such approval. If such approval is not obtained within 45 days, the Company shall be required to redeem the Debenture. Debenture holders have temporarily waived this condition pending authorization at the Special Meeting to increase the number of authorized shares of Common Stock. If it fails to deliver the Conversion Shares to holder within ten days of the conversion, the Company has agreed to pay liquidated damages to the holder in the amount of $500 per day late, starting after the initial ten days, for up to ten additional days late and $5,000 plus an additional $1,000 for every day late after the additional ten days late. The Company can redeem the Debenture at any time within 45 days of issuance or after 90 from issuance by paying 120% of face value.

      (7)On December 12, 1997, and December 15, 1997, the Company sold convertible debentures entitled 12% Series J Subordinated Convertible Redeemable Debenture Due December 31, 1998, in the face amount of $2,970,001
("Debenture" see Exhibits). The total offering price was $2,673,000, a 10% discount from the face value of the Debenture. The broker, Vengua, a placement agent in Lemington Spa, Great Britain, was paid a broker's fee of 12% or $320,760. The Company will receive cash in an amount equal to the offering price net of the broker's fee or $2,352,240.

     The holder of the Debenture, commencing 45 days after the closing of the offering, has the option to convert all or any amount over $10,000 of the face amount to the Debenture to Common Stock at a conversion price equal to the lower of (i) 75% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the date of receipt by the Company of a notice of conversion, or (ii) 80% of the average of the closing bid prices of the Common Stock for the five business days immediately preceding the closing date as reported by the National Association of Securities Dealers Electronic Bulletin Board. If the number of resultant Conversion Shares would as a matter of law or pursuant to a regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall take the necessary steps to obtain such approval. If such approval is not obtained within 45 days, the Company shall be required to redeem the Debenture. Debenture holders have temporarily waived this condition pending authorization at the Special Meeting to increase the number of authorized shares of Common Stock. If it fails to deliver the Conversion Shares to holder within ten days of the conversion, the Company has agreed to pay liquidated damages to the holder in the amount of $500 per day late, starting after the initial ten days, for up to ten additional days late and $5,000 plus an additional $1,000 for every day late after the additional ten days late. The Company can redeem the Debenture at any time within 30 days of issuance by paying 120% of face value or at any time after 90 days from issuance by paying 125% of face value.

     On December 4, 1997, the Company issued warrants entitled Outstanding Investor Warrants ("Warrants") for the benefit of investors in the Series D Subordinated Convertible Redeemable Debentures discussed above. The Company delivered to an escrow agent a total of 675,000 Warrants as described in the following table:

Face
Amount       Series 1   Series 2     Series 3    Series 4   Series 5   Total

$1,380,000    135,000    135,000      135,000     135,000    135,000  675,000

     The Warrants were issued at a ratio of 5 Warrants for every $10 of cash invested in the debentures. Each Warrant can be exercised and converted into Common Stock at any time prior to the 31st day of October, 1999. The following exercise prices apply to each series of Warrants as indicated: Series 1 $3.00 per warrant, Series 2 $3.25 per warrant, Series 3 $3.50 per warrant, Series 4 $3.75 per warrant, and Series 5 $4.00 per warrant.

     As of January 26, 1998, the following conversions have occurred with respect to the convertible Debentures:


Debenture       Face      Amount    Number of     Face Amount      Shares in
Number         Amount   Converted     Shares       Remaining         Escrow

  (1)      $1,788,000  $1,738,000   1,786,108        $50,000             0
  (2)        $360,000    $360,000     362,920              0             0
  (3)      $1,199,904     $50,000      62,500       $410,544*    1,346,514**
  (4)        $240,000     $10,000      14,198       $230,000       222,500
  (5)      $1,380,000    $185,000     344,169     $1,195,000     1,228,000
  (6)      $1,111,112    $100,000     206,794     $1,011,112             0
  (7)      $2,970,001          $0           0     $2,970,001             0
 Total     $9,049,017  $2,443,000   2,776,689     $5,866,657     2,797,014


___________
*    The Company repurchased $739,360 of face amount of debentures.
** These shares represent two share certificates. The Company issued a replacement share certificate for 833,334 shares and did not receive a certificate representing the shares being replaced. The remaining 513,180 shares are presently being disputed by the Company as superseded by the replacement shares.

EFFECTS OF PROPOSED AMENDMENT

     Under the Company's Articles, the Company's shareholders do not have preemptive rights with respect to the Common Stock. Thus, should the Board elect to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase such shares, and any such issuances could, therefore, have a dilutive effect on the shareholdings of current shareholders.

     The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. In the event of a hostile attempt to take over the Company, it might be possible for the Company to try to impede such an attempt by issuing shares of the Common Stock through a "private placement" to a friendly party, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The overall effect, therefore, could be to discourage unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board, to retain its position and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business.

     As previously stated, however, the only intended purpose of the proposed amendment is to increase the number of available shares of Common Stock in order to have sufficient shares to allow conversion if elected by the Company and to provide the Board more flexibility in conducting normal business operations, and the proposal is not being presented as, nor is it part of, a plan to adopt a series of anti-takeover measures.

PROPOSED RESOLUTION

     A resolution in substantially the following form will be submitted to the shareholders at the Special Meeting:

     "RESOLVED, that the Company's authorized shares of Common
     Stock be increased from 14,000,000 shares to 100,000,000 shares.

     RESOLVED FURTHER, that appropriate officers of the Company be, and the same are, hereby resolved, empowered and directed in the name on behalf of the Company to take such action and execute such documents as may be deemed necessary or desirable to carry out the intent and purpose of the foregoing resolution."

RECOMMENDATION OF THE BOARD

     The Board recommends a vote FOR approval of the amendment to Company's Articles to increase the number of authorized shares of Common Stock. The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Special Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR approval of such increase.

    SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     It is anticipated that the next shareholders meeting will be held in May 1998. Shareholder proposals intended to be presented in the proxy materials relating to the 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or about April 30, 1998.



                   OTHER BUSINESS

     The Company knows of no business that will be presented for consideration at the Special Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Special Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

     By Order of the Board of Directors
     /s/ T. Brent Chapel

     T. Brent Chapel
     Vice-Chairman of the Board, and Chief Executive Officer




May 1, 1998
Bethesda, Maryland

           NATIONAL AFFILIATED CORPORATION

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     The undersigned hereby appoints T. Brent Chapel and Mary K. Descant, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of National Affiliated Corporation held of record by the undersigned as of May 1, 1998, at the Special Meeting of Shareholders to be held on May 29, 1998, or any adjournment thereof.

   1.PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED
SHARES OF COMMON STOCK OF THE COMPANY FROM  14,000,000 TO
100,000,000.

                 |_|  FOR  |_|  AGAINST    |_|  ABSTAIN

   2.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
PROPOSAL 1 ABOVE. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_____________, 1998



______________________________________
     Signature



______________________________________
     Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.


                [Place Shareholder Sticker here.]